Note 13 - Segment and Geographical Information	12 Months Ended
Dec. 31, 2011
Segment Reporting Disclosure [Text Block]
(13)         Segment and Geographical Information

The Company applies the provisions of ASC Topic 280, Segment Reporting, (“ASC Topic 280”). ASC 280, which is based on a management approach to segment reporting, establishes requirements to report selected segment information quarterly and to report annually entity-wide disclosures about products, major customers and the geographies in which the entity holds material assets and reports revenue. An operating segment is defined as a component that engages in business activities whose operating results are reviewed by the chief operating decision maker and for which discrete financial information is available. Based on the provisions of ASC 280, the Company has determined that it operates in one segment. The Company manages its resources and assesses its performance on an enterprise-wide basis. The Company’s product groups qualify for aggregation under ASC 280 due to their similarities in customer base, economic characteristics, and the nature of products and services provided.  The Company has disclosed the revenues and operating income for MES, Premex and all insignificant 2011 acquisitions for the year ended December 31, 2011, as required by ASC 805 in Note 3, although the Company does not consider these entities to be individual segments for purposes of required disclosure under ASC 280. Information relating to the Company’s revenues and long-lived assets is as follows:

Revenues:	For the years ended December 31,
	2009	2010	2011
	(in thousands)
United States	$49,634	$147,918	$298,056
Canada	—	9,710	21,271
United Kingdom	—	5,883	78,533
Total	$49,634	$163,511	$397,860

Long-lived assets: (1)	December 31,
	2010	2011
	(in thousands)
United States	$126,772	$340,955
Canada	24,028	42,377
United Kingdom	7,616	72,452
Total	$158,416	$455,784

(1)  Long-lived assets are noncurrent assets excluding deferred tax assets and deferred financing costs.